Earnings Per Common Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
The calculation of earnings per common share (EPS) and diluted EPS for 2014, 2013 and 2012 is presented below. For more information on the calculation of EPS, see Note 1 – Summary of Significant Accounting Principles.

(Dollars in millions, except per share information; shares in thousands)	2014	2013	2012
Earnings per common share
Net income	$4,833	$11,431	$4,188
Preferred stock dividends	(1,044)	(1,349)	(1,428)
Net income applicable to common shareholders	3,789	10,082	2,760
Dividends and undistributed earnings allocated to participating securities	—	(2)	(2)
Net income allocated to common shareholders	$3,789	$10,080	$2,758
Average common shares issued and outstanding	10,527,818	10,731,165	10,746,028
Earnings per common share	$0.36	$0.94	$0.26

Diluted earnings per common share
Net income applicable to common shareholders	$3,789	$10,082	$2,760
Add preferred stock dividends due to assumed conversions	—	300	—
Dividends and undistributed earnings allocated to participating securities	—	(2)	(2)
Net income allocated to common shareholders	$3,789	$10,380	$2,758
Average common shares issued and outstanding	10,527,818	10,731,165	10,746,028
Dilutive potential common shares (1)	56,717	760,253	94,826
Total diluted average common shares issued and outstanding	10,584,535	11,491,418	10,840,854
Diluted earnings per common share	$0.36	$0.90	$0.25

(1)	Includes incremental dilutive shares from restricted stock units, restricted stock, stock options and warrants.
The Corporation previously issued a warrant to purchase 700 million shares of the Corporation’s common stock to the holder of the Series T Preferred Stock. The warrant may be exercised, at the option of the holder, through tendering the Series T Preferred Stock or paying cash. For 2014 and 2012, 700 million average dilutive potential common shares associated with the Series T Preferred Stock were not included in the diluted share count because the result would have been antidilutive under the “if-converted” method. For 2013, 700 million average dilutive potential common shares associated with the Series T Preferred Stock were included in the diluted share count under the “if-converted” method. For additional information, see Note 13 – Shareholders’ Equity.
For 2014, 2013 and 2012, 62 million average dilutive potential common shares associated with the Series L Preferred Stock were not included in the diluted share count because the result would have been antidilutive under the “if-converted” method. For 2014, 2013 and 2012, average options to purchase 91 million, 126 million and 163 million shares of common stock, respectively, were outstanding but not included in the computation of EPS because the result would have been antidilutive under the treasury stock method. For 2014, average warrants to purchase 122 million shares of common stock were outstanding but not included in the computation of EPS because the result would have been antidilutive under the treasury stock method compared to 272 million shares for both 2013 and 2012. For 2014, average warrants to purchase 150 million shares of common stock were included in the diluted EPS calculation under the treasury stock method.
In connection with the preferred stock actions described in Note 13 – Shareholders’ Equity, the Corporation recorded a $100 million non-cash preferred stock dividend in 2013 and a $44 million reduction to preferred stock dividends in 2012, both of which are included in the calculation of net income allocated to common shareholders.